SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500 West Tower, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, effective the first quarter of 2013, FTI Consulting, Inc. (“FTI Consulting”) modified certain of its reportable segments to reflect changes in how FTI Consulting operates its business and the related management reporting. As of the beginning of FTI Consulting’s 2013 fiscal year, FTI Consulting combined the healthcare and life sciences focused personnel that were formerly included within the Corporate Finance/Restructuring segment within the Forensic and Litigation Consulting segment to form a single integrated practice whose financial results and other information are reported within the Forensic and Litigation Consulting segment. The newly combined practice, known as the health solutions practice, consists of over 200 professionals dedicated to servicing this sector. These changes did not impact FTI Consulting’s other existing reportable segments.

FTI Consulting is filing this Current Report on Form 8-K to reclassify prior period Corporate Finance/Restructuring segment and Forensic and Litigation Consulting segment information to correspond with FTI Consulting’s current segment structure.

Exhibit 99.1 to this Current Report on Form 8-K, incorporated herein by reference, provides reclassified segment information within Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and footnotes 4 and 19 to FTI Consulting’s consolidated financial statements, in each case as included in FTI Consulting’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2013.

The changes in the segment structure discussed above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which the results for the newly combined health solutions practice were previously reported. This Current Report on Form 8-K does not reclassify nor restate FTI Consulting’s previously reported consolidated financial statements for any period, and all other information in the 2012 Form 10-K remains unchanged, including footnotes 1 through 3, footnotes 5 through 18, and footnotes 20 through 21 to FTI Consulting’s consolidated financial statements, and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2012 Form 10-K with the SEC. Beginning with FTI Consulting’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, the segment reporting and other information reflects the newly combined health solutions practice within the Forensic and Litigation Consulting segment with prior periods adjusted accordingly.

On May 21, 2013, FTI Consulting issued a press release announcing the filing of this Current Report on Form 8-K and the related exhibits with the SEC. The press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01(d).	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Consolidated Financial Statements (as Previously Reported) and Accompanying Footnotes; “Management’s Report on Internal Control Over Financial Reporting;” the “Report of Independent Registered Public Accounting Firm” and Item 15 “Financial Statement Schedule” to the Annual Report on Form 10-K for the Year Ended December 31, 2012

99.2	Press Release dated May 21, 2013 of FTI Consulting, Inc.

101	The following materials from FTI Consulting, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2013 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Cash Flows, (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Equity and (v) Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, FTI Consulting has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTI CONSULTING, INC.

Date: May 21, 2013	By:	/S/ ERIC B. MILLER
	Name:	Eric B. Miller
	Title:	Executive Vice President, General Counsel and Chief Risk Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Consolidated Financial Statements (as Previously Reported) and Accompanying Footnotes; “Management’s Report on Internal Control Over Financial Reporting;” the “Report of Independent Registered Public Accounting Firm” and Item 15 “Financial Statement Schedule” to the Annual Report on Form 10-K for the Year Ended December 31, 2012

99.2	Press Release dated May 21, 2013 of FTI Consulting, Inc.

101	The following materials from FTI Consulting, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2013 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Cash Flows, (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Equity and (v) Notes to the Consolidated Financial Statements.

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